Valaris plc Fleet Status Report April 22, 2020

New Contracts & Extensions Since February 13, 2020 Fleet Status Report
Floaters
•
VALARIS MS-1 awarded a three-well contract with Santos offshore Australia that is expected to commence in first quarter 2021, with an estimated duration of 155 days
•
VALARIS 8505 awarded a one-well contract with Lukoil Upstream Mexico that is expected to commence in mid-November, with an estimated duration of 80 days

Jackups
•
VALARIS JU-118 (Joe Douglas) awarded a three-well contract with Fieldwood offshore Mexico that commenced in mid-March, with an estimated duration of 425 days
•
VALARIS JU-144 (EXL II) awarded a two-well contract with Fieldwood offshore Mexico that is expected to commence in May, with an estimated duration of 200 days; contract previously announced with ENI offshore Mexico expected to commence in September 2020 transferred to VALARIS JU-102
•
VALARIS JU-87 awarded a one-well contract with Cox in the U.S. Gulf of Mexico, with an estimated duration of 30 days from March 2020 to April 2020, and then extended to May 2020 for another well with an estimated duration of 30 days

Other
•
VALARIS DS-8 contract, which was scheduled to be completed in November 2020, was early terminated and ended in late March 2020
•
VALARIS JU-109 contract, which was scheduled to be completed in July 2021, was early terminated and ended in mid April 2020
•
VALARIS DS-7 contract for operations offshore Ghana from April 2020 to mid-May 2020 has been terminated
•
VALARIS 5004 operated on a reduced day rate from mid March 2020 to mid April 2020, at which point the contract was terminated
•
VALARIS JU-249 (Gorilla VII) ended its contract with Chrysaor in early April 2020
•
VALARIS DS-16 (Resolute) expected to end its contract with Fieldwood in late June 2020
•
VALARIS 8503 expected to end its contract with Kosmos in late April 2020
•
VALARIS JU-100 expected to end its contract with DNO in late April 2020
•
VALARIS DS-10 expected to operate on a reduced day rate from late April 2020 to mid July 2020
•
VALARIS JU-120 expected to operate on a reduced day rate from late April 2020 to late September 2020
•
VALARIS JU-92 expected to operate on a reduced day rate from mid May 2020 to late September 2020
•
VALARIS JU-72 expected to operate on a reduced day rate from April 2020 to July 2020
•
VALARIS DS-4, VALARIS DS-11, VALARIS DS-17 & VALARIS 8504 are in the process of being preservation stacked

New Disclosure: bolded text signifies contracts or extensions that have not been previously disclosed.

Valaris plc Fleet Status Report April 22, 2020

Contract Backlog(1) ($ millions)	Q2 - Q4 2020	2021	2022	2023 and Beyond	Total	Contract Days(1)	Q2 - Q4 2020	2021	2022
Drillships	$233.9	$77.5	$—	$—	$311.4	Drillships	1,271	349	—
Semisubmersibles	137.0	93.3	—	—	230.3	Semisubmersibles	709	417	—
Floaters	$370.9	$170.8	$—	$—	$541.7	Floaters	1,980	766	—

HD - Ultra-Harsh & Harsh	$234.5	$200.2	$59.9	$—	$494.6	HD - Ultra-Harsh & Harsh	2,049	1,835	629
HD & SD - Modern	172.8	112.5	57.5	0.3	343.1	HD & SD - Modern	2,341	1,594	730
SD - Legacy	68.8	96.8	70.9	4.3	240.8	SD - Legacy	1,055	1,339	979
Jackups	$476.1	$409.5	$188.3	$4.6	$1,078.5	Jackups	5,445	4,768	2,338

Leased Rigs	$68.3	$67.5	$6.7	$—	$142.5	Leased Rigs	2,475	2,554	560
Managed Rigs	49.5	64.7	3.4	—	117.6	Managed Rigs	550	730	27
Other	$117.8	$132.2	$10.1	$—	$260.1	Other	3,025	3,284	587

Total	$964.8	$712.5	$198.4	$4.6	$1,880.3	Total	10,450	8,818	2,925

HD = Heavy Duty; SD = Standard Duty (1) Contract backlog, contract days and average day rates as of March 31, 2020 exclusive of performance bonus, adjusted for drilling contracts signed or terminated after March 31, 2020 but prior to furnishing the Fleet Status Report as an exhibit to the Form 8-K filed on April 22, 2020. (2) Leased rigs represents contract backlog and contract days related to bareboat charter agreements.						Average Day Rates(1)	Q2 - Q4 2020	2021	2022
						Drillships	$184,000	$222,000	$—
						Semisubmersibles	193,000	224,000	—
						Floaters	$187,000	$223,000	$—

						HD - Ultra-Harsh & Harsh	$114,000	$109,000	$95,000
						HD & SD - Modern	74,000	71,000	79,000
						SD - Legacy	65,000	72,000	72,000
						Jackups	$87,000	$86,000	$81,000

Valaris plc Fleet Status Report April 22, 2020

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Drillships
Marketed
VALARIS DS-18 (Relentless)	GustoMSC P10000	2015	EnVen Chevron	U.S. GOM U.S. GOM	Feb. 20 Sep. 20	Apr. 20 Mar. 21	Contracted for two wells. Plus one 1-well priced option Contracted for two wells. Plus five 1-well priced options
VALARIS DS-16 (Resolute)	GustoMSC P10000	2014	Fieldwood	U.S. GOM	Mar. 19	Jun. 20
VALARIS DS-15 (Renaissance)	GustoMSC P10000	2014	Murphy CNOOC	U.S. GOM Mexico	Jan. 20 May 20	May 20 Oct. 20	Contracted for two wells Contracted for two wells. Plus two 1-well priced options
VALARIS DS-12	DSME 12000	2014	BP BP	Egypt Angola	Feb. 20 Jul. 20	Jun. 20 Jan. 21	Contracted for one well Contracted for four wells. Plus four 1-well options
VALARIS DS-10	Samsung GF12000	2017	Shell	Nigeria	Mar. 18	Mar. 21	Operating on a reduced day rate from late April 2020 to mid-July 2020, then expected to return to full day rate until end of contract in March 2021. Plus three 1-year priced options
VALARIS DS-9	Samsung GF12000	2015	Total Premier	Brazil Brazil	Jun. 19 Jul. 20	May 20 Aug. 20	Contracted for four wells Contracted for one well
VALARIS DS-8	Samsung GF12000	2015	Total Available	Angola	Nov. 15	Mar. 20
VALARIS DS-7	Samsung 96K	2013	Burullus ----- BP	Egypt ----- Senegal/Mauritania	Apr. 19 ----- Sep. 20	Mar. 20 ----- Aug. 21	Contract for operations offshore Ghana from April 2020 to mid May 2020 has been terminated Contracted for five wells. Plus one 1-well priced option and two 1-well unpriced options
Under Construction
VALARIS DS-14	DSME 12000		Under Construction	South Korea			Scheduled delivery date 2Q22
VALARIS DS-13	DSME 12000		Under Construction	South Korea			Scheduled delivery date 3Q21
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Asset Type / Status / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Preservation Stacked
VALARIS DS-3	Samsung 96K	2010	Preservation Stacked(2)	Spain
VALARIS DS-4	Samsung 96K	2010	Preservation Stacking(2)	Spain
VALARIS DS-5	Samsung 96K	2011	Preservation Stacked(2)	Spain
VALARIS DS-6	Samsung 96K	2012	Preservation Stacked(2)	Spain
VALARIS DS-11	DSME 12000	2013	Preservation Stacked(2)	Spain
VALARIS DS-17 (Reliance)	GustoMSC P10000	2014	Preservation Stacking(2)	Spain

Semisubmersibles
Marketed
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Feb. 20	Sep. 21	Contracted for ten wells. Plus one 2-well option
VALARIS 8505	ENSCO 8500 Series, DP + Moored	2012	Eni Lukoil	Mexico Mexico	Jan. 19 Nov. 20	Nov. 20 Feb. 21	Contracted for six wells in the U.S. GOM and for five wells in Mexico Contracted for one well. Plus 1-well option
VALARIS 8503	ENSCO 8500 Series, DP + Moored	2010	Kosmos Available	U.S. GOM	Sep. 19	Apr. 20	Contracted for six wells.
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Inpex Santos	Australia Australia	Jul. 20 Feb. 21	Nov. 20 Apr. 21	Contracted for one well Contracted for three wells. Plus 6-well option
VALARIS 5004	F&G Enhanced Pacesetter, Moored	1982	Mellitah Available	Mediterranean	Aug. 14	Apr. 20	Operated on reduced day rate from mid-March 2020 to mid-April 2020 before contract ended
Preservation Stacked
VALARIS 8500	ENSCO 8500 Series, DP	2008	Preservation Stacked(2)	U.S. GOM
VALARIS 8501	ENSCO 8500 Series, DP	2009	Preservation Stacked(2)	U.S. GOM
VALARIS 8502	ENSCO 8500 Series, DP	2010	Preservation Stacked(2)	U.S. GOM
VALARIS 8504	ENSCO 8500 Series, DP + Moored	2011	Preservation Stacking(2)	Malaysia
VALARIS 8506	ENSCO 8500 Series, DP	2012	Preservation Stacked(2)	U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report April 22, 2020

Segment / Asset Type / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(3)
VALARIS JU-292 (Norway)	KFELS N Class	2011	ConocoPhillips	Norway	Nov. 19	Feb. 21	Plus one 13-month priced option
VALARIS JU-291 (Stavanger)	KFELS N Class	2011	Equinor	Norway	Oct. 19	Dec. 20	Plus three 1-well priced options and recurring 6-month priced options through Dec. 25
VALARIS JU-290 (Viking)	KFELS N Class	2010	Repsol Lundin	Norway Norway	Oct. 19 May 20	Apr. 20 Sep. 21	Contracted for accommodation services Contracted for seven wells. Plus four 1-well priced options
VALARIS JU-250 (Bob Palmer)	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun. 18	Jun. 21	Leased to ARO Drilling(4)
VALARIS JU-249 (Gorilla VII)	LT Super Gorilla	2002	Chrysaor Neptune	UK UK	May 18 Aug. 20	Apr. 20 Jan. 22	Contract transferred from VALARIS JU-248. Contracted for four wells. Plus two 1-well options
VALARIS JU-248 (Gorilla VI)	LT Super Gorilla	2000	Premier	UK	May 20	Aug. 20	Contracted for three wells
VALARIS JU-247 (Gorilla V)	LT Super Gorilla	1998	Total	UK	Sep. 17	Nov. 20	Plus one 3-month and one 6-month priced options
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report April 22, 2020

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty Harsh Environment(3)
VALARIS JU-123	KFELS Super A	2019	Premier	UK	Oct. 20	Nov. 21	Contracted for four wells. Plus three 1-well options
VALARIS JU-122	KFELS Super A	2014	Shell	UK	Jan. 20	Apr. 21	Contracted for three wells. Plus six 1-well priced options
VALARIS JU-121	KFELS Super A	2013	ONE Available	Netherlands	Apr. 19	Apr. 20	Contracted for three wells
VALARIS JU-120	KFELS Super A	2013	Chrysaor	UK	Jul. 17	Dec. 22	Operating on a reduced day rate from late April 2020 to late September 2020, then expected to return to full day rate until end of contract in December 2022
VALARIS JU-102	KFELS MOD V-A	2002	Eni	Mexico	Sep. 20	Sep. 22	Contracted for twelve wells
VALARIS JU-101	KFELS MOD V-A	2000	Ithaca	UK	Apr. 20	May 20	Contracted for three wells
VALARIS JU-100	LT Gorilla	1987	DNO	UK	Nov. 19	Apr. 20	Contracted for nine P&A wells
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report April 22, 2020

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Heavy Duty - Modern(3)
VALARIS JU-118 (Joe Douglas)	LT 240-C	2011	Fieldwood	Mexico	Mar. 20	May 21	Contracted for three wells. Plus a 3-well option
VALARIS JU-117 (Ralph Coffman)	LT 240-C	2009	Undisclosed Operator	Trinidad	Jul. 19	May 20	Plus two 2-well priced options. Contract suspended from early April 2020 to early May 2020
VALARIS JU-116 (Mississippi)	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec. 18	Dec. 21	Leased to ARO Drilling(4). Planned maintenance for approx. 15 days in 2Q20
VALARIS JU-115	BM Pacific Class 400	2013	Mubadala Petroleum	Thailand	Mar. 19	Jul. 20
VALARIS JU-114	BM Pacific Class 400	2012	Preservation Stacked(2)	Philippines
VALARIS JU-113	BM Pacific Class 400	2012	Preservation Stacked(2)	Philippines
VALARIS JU-111	KFELS MOD V-B	2003	Preservation Stacked(2)	Malta
VALARIS JU-110	KFELS MOD V-B	2015	North Oil Company	Qatar	Sep. 17	Sep. 20	Plus 1-year priced option
VALARIS JU-109	KFELS MOD V-Super B	2008	Chevron Available	Angola	Dec. 14	Apr. 20
VALARIS JU-108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov. 18	Nov. 21
VALARIS JU-107	KFELS MOD V-B	2006	Chevron SapuraOMV Jadestone	Australia Australia Australia	Sep. 19 May 20 Jun. 20	Mar. 20 Jun. 20 Sep. 20	Plus three 30-day priced options Contracted for one well Contracted for two wells
VALARIS JU-106	KFELS MOD V-B	2005	BP	Indonesia	Jan. 18	Jan. 23	Plus 13 1-well priced options. Planned inspection for approx. 10 days in 1Q20 and 25 days in 3Q20
VALARIS JU-105	KFELS MOD V-B	2002	Preservation Stacked(2)	Singapore
VALARIS JU-104	KFELS MOD V-B	2002	Available
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report April 22, 2020

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Modern
VALARIS JU-148 (Earnest Dees)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov. 19	Nov. 22	Leased to ARO Drilling(4)
VALARIS JU-147 (Bess Brants)	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep. 19	Sep. 22	Leased to ARO Drilling(4)
VALARIS JU-146 (EXL IV)	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
VALARIS JU-145 (EXL III)	LT Super 116-E	2010	Available	U.S. GOM
VALARIS JU-144 (EXL II)	LT Super 116-E	2010	Fieldwood	Mexico	Apr. 20	Oct. 20	Contracted for two wells. Plus 1-well option
VALARIS JU-143 (EXL I)	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Leased to ARO Drilling(4)
VALARIS JU-142 (112)	LT Super 116-E	2008	Preservation Stacked(2)	Malta
VALARIS JU-141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug. 18	Aug. 21
VALARIS JU-140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Jul. 18	Jun. 21
VALARIS JU-76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan. 15	Dec. 22	Planned inspection for 40 days in 1Q20 and 20 days in 2Q20
VALARIS JU-75	LT Super 116-C	1999	W&T Offshore Available	U.S. GOM	Feb. 20	Mar. 20
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report April 22, 2020

Segment / Region / Rig	Design	Year Delivered	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Jackups
Standard Duty - Legacy
VALARIS JU-92	LT 116-C	1982	Chrysaor	UK	Feb. 17	Dec. 22
Planned inspection for approx. 14 days in 3Q20. Operating on a reduced day rate from mid-May 2020 to late September 2020, then expected to return to full day rate until end of contract in December 2022

VALARIS JU-88	LT 82 SD-C	1982	Saudi Aramco	Saudi Arabia	Nov. 13	Apr. 20	Day rate of approx. $65,000
VALARIS JU-87	LT 116-C	1982	ExxonMobil Cox	U.S. GOM U.S. GOM	Nov. 19 Mar. 20	Mar. 20 May 20	Contracted for 21 wells
VALARIS JU-84	LT 82 SD-C	1981	Saudi Aramco	Saudi Arabia	Jan. 17	Aug. 21	Day rate of approx. $72,000. Planned inspection for approx. 60 days in 3Q20 and 60 days in 4Q20
VALARIS JU-72	Hitachi K1025N	1981	Eni	UK	Jan. 20	Jan. 23
Contracted for 40-well P&A program. Planned inspection for 14 days in 2Q20. Operating on a reduced day rate from April 2020 to July 2020, then expected to return to full day rate until end of contract in January 2023

VALARIS JU-71	Hitachi K1032N	1982	Preservation Stacked(2)	UK
VALARIS JU-67	LT 84-CE	1976	Pertamina	Indonesia	Jan. 19	May 20
VALARIS JU-54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep. 14	Sep. 22	Day rate of approx. $72,000, plus approx. $5,000 per day for upgrade costs and mobilization amortized through Sep. 22
VALARIS JU-37 (Arch Rowan)	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
VALARIS JU-36 (Charles Rowan)	LT 116-C	1981	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
VALARIS JU-22 (Middletown)	LT 116-C	1980	Saudi Aramco	Saudi Arabia	Sep. 18	Sep. 21	Leased to ARO Drilling(4)
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris plc Fleet Status Report April 22, 2020

Segment / Rig	Design	Customer/ Status	Location	Contract Start Date	Contract End Date(1)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $127,000. Plus five 1-year options
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan. 17	Jan. 22	Day rate of approx. $86,000 until April 2020, then reduced day rate through end of contract. Plus five 1-year options

ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $69,000
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000. Planned maintenance for approx. 5 days in 2Q20 and 15 days in 3Q20
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $130,000. Planned maintenance for approx. 10 days in 2Q20
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate. Planned maintenance for approx. 15 days in 3Q20
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct. 18	Oct. 21	Undisclosed day rate. Inspection for approx. 45 days in 1Q20
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb. 18	Feb. 21	Day rate of approx. $79,000. Inspection for approx. 30 days in 1Q20
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct. 17	Oct. 20	Day rate of approx. $195,000. Planned maintenance for approx. 10 days in 2Q20

Held for Sale
VALARIS JU-70	Hitachi K1032N	Preservation Stacked(2)	UK
Changes: bolded rig names and underlined text signify changes in rig status from previous report
(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Prior to stacking, upfront steps are taken to preserve the rig. This may include a quayside power source to dehumidify key equipment and/or provide electrical current to the hull to prevent corrosion. Also, certain equipment may be removed from the rig for storage in a temperature-controlled environment. While stacked, large equipment that remains on the rig is periodically inspected and maintained by Valaris personnel. These steps are designed to reduce the time and lower cost to reactivate the rig when market conditions improve.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

VALARIS

Valaris plc
Fleet Status Report
April 22, 2020

Legend:

- Drillships
- Semisubmersibles
- Heavy Duty Ultra-Harsh Environment Jackups
- Heavy Duty Harsh Environment Jackups
- Heavy Duty Modern Jackups
- Standard Duty Modern Jackups
- Standard Duty Legacy Jackups

Valaris plc Fleet Status Report April 22, 2020

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Forward Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates including adjustments with the customer; future levels of offshore drilling activity; discussions with the customer; backlog; cost adjustments; utilization; estimated rig availability; expected work commitments and contracts; contract duration, status, terms and other contract commitments; letters of intent, letters of award or other correspondence indicating an award; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; sale leaseback transactions; scheduled delivery dates for new rigs; and the timing of delivery, mobilization, contract commencement, relocation or other movement of rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including commodity price fluctuations, customer demand, new rig supply, downtime and other risks associated with offshore rig operations; relocations; costs and difficulties related to the integration of Ensco plc and Rowan Companies plc; our ability to repay debt and the timing thereof; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; severe weather or hurricanes; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; the coronavirus global pandemic and the related health measures implemented by governments worldwide; terrorism, piracy and military action; risks inherent to shipyard rig construction, repair, maintenance or enhancement; possible cancellation, suspension, repudiation, or termination of drilling contracts, including termination for convenience (without cause), as a result of mechanical difficulties, performance, customer liquidity and finances, the decline or the perceived risk of a further decline in oil and/or natural gas prices, or other reasons; our ability to enter into, and the terms of, future drilling contracts; the cancellation of letters of intent or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments or awards; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; actions by regulatory authorities or by our security holders; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and cybersecurity risks and threats. In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com.  Each forward-looking statement contained herein speaks only as of the date of this Fleet Status Report, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.